Franklin Templeton Global Trust
Statement of Investments, March 31, 2019 (unaudited)
Templeton Global Currency Fund
			Principal Amount		Value
	Foreign Government and Agency Securities 2.7%
	Argentina Treasury Bill, Strip, 4/30/20		3,419,000	ARS	$ 87,325
	Government of Ghana, 24.50%, 4/22/19		4,910,000	GHS	898,689
	Total Foreign Government and Agency Securities (Cost $1,224,453)				986,014
		Number of Contracts	Notional Amount
	Options Purchased (Cost $32) 0.0%†
	Puts - Over-the-Counter
	Currency Options 0.0%†
	AUD/USD, Counterparty GSCO, December Strike Price $0.683, Expires 12/23/19	1	3,000	AUD	22
	Total Investments before Short Term Investments (Cost $1,224,485)				986,036
			Principal Amount
	Short Term Investments 88.8%
	Foreign Government and Agency Securities 39.4%
[a]	Argentina Treasury Bill, 4/30/19 - 9/30/19		54,949,000	ARS	1,536,260
	Government of Indonesia,
	senior bond, FR36, 11.50%, 9/15/19		11,800,000,000	IDR	849,617
	senior note, FR69, 7.875%, 4/15/19		34,200,000,000	IDR	2,402,885
	Government of Thailand, senior bond, 5.50%, 8/13/19		51,000,000	THB	1,629,581
	Letra Tesouro Nacional, Strip, 10/01/19 - 1/01/20		17,200[b]	BRL	4,201,526
[a]	Mexico Treasury Bill, 5/23/19 - 1/02/20		4,797,730[c]	MXN	2,393,328
	Titulos de Tesoreria, senior note, B, 7.00%, 9/11/19		4,095,000,000	COP	1,298,859
	Total Foreign Government and Agency Securities (Cost $14,771,097)				14,312,056
			Shares

	Money Market Funds (Cost $17,935,819) 49.4%
[d,e]	Institutional Fiduciary Trust Money Market Portfolio, 2.10%		17,935,819		17,935,819
	Total Investments (Cost $33,931,401) 91.5%				33,233,911
	Other Assets, less Liabilities 8.5%				3,078,346
	Options Written (0.0)%†				(23)
	Net Assets 100.0%				$36,312,234
		Number of Contracts	Notional Amount		Value
	Options Written (Premiums received $30) (0.0)%†
	Calls - Over-the-Counter
	Currency Options (0.0)%†
	AUD/USD, Counterparty GSCO, December Strike Price $0.739, Expires 12/23/19	1	3,000	AUD	(23)
Quarterly Statement of Investments  |  See Notes to Statement of Investments.  |  1

Franklin Templeton Global Trust
STATEMENT OF INVESTMENTS (UNAUDITED)
Templeton Global Currency Fund  (continued)
†Rounds to less than 0.1% of net assets.
[a]The security was issued on a discount basis with no stated coupon rate.
[b]Principal amount is stated in 1,000 Brazilian Real Units.
[c]Principal amount is stated in 10 Mexican Peso Units.
[d]See Note 5 regarding investments in affiliated management investment companies.
[e]The rate shown is the annualized seven-day effective yield at period end.
At March 31, 2019, the Fund had the following forward exchange contracts outstanding. See  Note 3.
Forward Exchange Contracts
Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
Brazilian Real	CITI	Buy	3,168,000	651,691	EUR	4/01/19	$ 77,139	$ —
Brazilian Real	CITI	Sell	3,168,000	713,514	EUR	4/01/19	—	(7,759)
Brazilian Real	JPHQ	Buy	4,750,286	988,716	EUR	4/01/19	102,724	—
Brazilian Real	JPHQ	Sell	4,750,287	1,056,844	EUR	4/01/19	—	(26,269)
Euro	JPHQ	Sell	926,666	1,070,125		4/11/19	29,312	—
Japanese Yen	BNDP	Sell	317,900,000	2,959,067		4/16/19	85,661	—
Australian Dollar	CITI	Sell	2,940,390	2,108,833		4/23/19	20,129	—
Australian Dollar	JPHQ	Sell	495,549	353,820		4/24/19	1,800	—
Japanese Yen	JPHQ	Sell	56,688,973	509,764		4/25/19	—	(3,048)
Japanese Yen	CITI	Sell	97,043,787	893,081		4/26/19	15,138	—
Euro	CITI	Sell	2,412,932	2,772,338		4/29/19	58,049	—
Australian Dollar	CITI	Sell	829,605	595,480		4/30/19	6,091	—
Mexican Peso	CITI	Buy	15,458,700	692,734	EUR	5/06/19	12,080	—
Mexican Peso	CITI	Sell	15,458,700	699,837	EUR	5/06/19	—	(4,085)
Euro	JPHQ	Sell	170,001	194,236		5/13/19	2,765	—
Euro	JPHQ	Sell	626,666	712,473		5/20/19	6,226	—
Euro	JPHQ	Sell	577,345	658,147		5/21/19	7,427	—
Indian Rupee	BOFA	Buy	25,000,000	346,885		5/28/19	10,283	—
Indian Rupee	JPHQ	Buy	53,880,000	747,565		5/28/19	22,204	—
Japanese Yen	JPHQ	Sell	56,688,972	511,080		5/28/19	—	(2,928)
Euro	CITI	Sell	5,422,631	6,221,450		6/03/19	102,827	—
Japanese Yen	CITI	Sell	680,448,800	6,182,638		6/03/19	9,998	—
Euro	JPHQ	Sell	930,000	1,072,160		9/20/19	13,242	—
Brazilian Real	JPHQ	Buy	630,287	137,707	EUR	9/30/19	1,394	—
Brazilian Real	CITI	Buy	3,168,000	692,338	EUR	10/02/19	6,533	—
Total Forward Exchange Contracts							$591,022	$(44,089)
Net unrealized appreciation (depreciation)							$546,933

*In U.S. dollars unless otherwise indicated.
[a]May be comprised of multiple contracts with the same counterparty, currency and settlement date.
See Abbreviations on page 6.
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Franklin Templeton Global Trust
Notes to Statement of Investments (unaudited)
Templeton Global Currency Fund
1.  ORGANIZATION
Franklin Templeton Global Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of one fund, Templeton Global Currency Fund (Fund) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP).
2.  FINANCIAL INSTRUMENT VALUATION
The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.
Debt securities generally trade in the over-the-counter (OTC) market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.
Investments in open-end mutual funds are valued at the closing NAV.
Certain derivative financial instruments trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.
The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.
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Franklin Templeton Global Trust
Notes to Statement of Investments (unaudited)
3.  DERIVATIVE FINANCIAL INSTRUMENTS
The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements.
Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.
Collateral requirements differ by type of derivative. Collateral terms are contract specific for OTC derivatives. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.
At March 31, 2019, the Fund received $272,448 in U.S. Treasury Notes as collateral for derivatives.
The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date.
The Fund purchased or wrote OTC option contracts primarily to manage and/or gain exposure to foreign exchange rate risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.
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Franklin Templeton Global Trust
Notes to Statement of Investments (unaudited)
4.  CONCENTRATION OF RISK
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in securities in Europe. In addition, certain foreign securities may not be as liquid as U.S. securities.
5.  INVESTMENTS IN AFFILIATED MANAGEMENT INVESTMENT COMPANIES
The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. During the period ended March 31, 2019, the Fund held investments in affiliated management investment companies as follows:
	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 2.10%	15,775,099	4,699,240	(2,538,520)	17,935,819	$17,935,819	$87,387	$ —	$ —
6.  FAIR VALUE MEASUREMENTS
The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:
•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)
The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.
A summary of inputs used as of March 31, 2019, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:[a]
Foreign Government and Agency Securities	$—	$986,014	$—	$986,014
Options Purchased	—	22	—	22
Short Term Investments	17,935,819	14,312,056	—	32,247,875
Total Investments in Securities	$17,935,819	$15,298,092	$ —	$33,233,911
Other Financial Instruments:
Forward Exchange Contracts	$—	$591,022	$—	$591,022
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Franklin Templeton Global Trust
Notes to Statement of Investments (unaudited)
6.  FAIR VALUE MEASUREMENTS  (continued)
	Level 1	Level 2	Level 3	Total
Liabilities:
Other Financial Instruments:
Options Written	$—	$23	$—	$23
Forward Exchange Contracts	—	44,089	—	44,089
Total Other Financial Instruments	$ —	$44,112	$ —	$44,112

[a]For detailed categories, see the accompanying Statement of Investments.
7.  UPCOMING LIQUIDATION
On May 21, 2019, the Board for the Fund approved a proposal to liquidate the Fund. The Fund is scheduled to liquidate on or about October 10, 2019.
8.  SUBSEQUENT EVENTS
The Fund has evaluated subsequent events through the issuance of the Statement of Investments and determined that no events have occurred that require disclosure other than those already disclosed in the Statement of Investments.
Abbreviations
Counterparty
BNDP	BNP Paribas
BOFA	Bank of America Corp.
CITI	Citigroup Inc.
GSCO	The Goldman Sachs Group, Inc.
JPHQ	JP Morgan Chase & Co.
Currency
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
COP	Colombian Peso
EUR	Euro
GHS	Ghanaian Cedi
IDR	Indonesian Rupiah
MXN	Mexican Peso
THB	Thai Baht
USD	United States Dollar

For additional information on the Fund’s significant accounting policies, please refer to the Fund’s most recent semiannual or annual shareholder report.
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